Supplement to the
Fidelity Advisor® Growth & Income Fund
Class A, Class M, Class C, Class I, and Class Z
January 29, 2024
Summary Prospectus
Reorganization. The Board of Trustees of Fidelity Advisor Series I has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Fidelity Advisor® Growth & Income Fund and Fidelity® Growth & Income Portfolio pursuant to which Fidelity Advisor® Growth & Income Fund would be reorganized on a tax-free basis with and into Fidelity® Growth & Income Portfolio.
Each fund seeks high total return through a combination of current income and capital appreciation.
As a result of the Reorganization, shareholders of each class of Fidelity Advisor® Growth & Income Fund will receive shares of the corresponding class of Fidelity® Growth & Income Portfolio.
The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor® Growth & Income Fund in exchange for corresponding shares of Fidelity® Growth & Income Portfolio equal in total value to the total value of shares of Fidelity Advisor® Growth & Income Fund. After the exchange, Fidelity Advisor® Growth & Income Fund will distribute the Fidelity® Growth & Income Portfolio shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Growth & Income Fund. As a result, shareholders of Fidelity Advisor® Growth & Income Fund will become shareholders of Fidelity® Growth & Income Portfolio (these transactions are referred to as the “Reorganization”).
The Reorganization, which does not require shareholder approval, is expected to take place on or about March 28, 2025. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Growth & Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.
Effective after the close of business on or about March 27, 2025, new positions in the fund may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until the fund's Reorganization takes place.
For more detailed information, please contact Fidelity at 1-877-208-0098.

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.
The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee	0.60%A,B	0.59%A,B	0.61%A,B	0.61%A,B	0.46%A,B
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None
Other expenses	0.03%B	0.03%B	0.03%B	0.03%B	0.03%B
Total annual operating expenses	0.88%	1.12%	1.64%	0.64%	0.49%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.20% for Class A, 0.20% for Class M, 0.22% for Class C, 0.22% for Class I, and 0.07% for Class Z, was previously charged under the services agreements.
B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$660	$660	$460	$460	$267	$167	$65	$65	$50	$50
3 years	$840	$840	$694	$694	$517	$517	$205	$205	$157	$157
5 years	$1,035	$1,035	$945	$945	$892	$892	$357	$357	$274	$274
10 years	$1,597	$1,597	$1,665	$1,665	$1,741	$1,741	$798	$798	$616	$616

AGAI-SUSTK-1024-104 1.9881402.104	October 31, 2024